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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2012

PYROTEC, INC.(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)

000-54547 (Commission File No.)

45-3743269 (IRS Employer ID No.)

125-E Wappoo Creek Drive, Suite 202A, Charleston, South Carolina 29412 (Address of Principal Executive Offices)

(800) PYRO-TEC (Registrant's Telephone Number)

1840 Gateway Drive, Suite 200, Foster City, California 94404 (Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 3, 2012, PyroTec, Inc. (the "Company") accepted the Share Subscription of World Venture Group, Inc. ("World Venture") in issuing 23,350,000 shares of the Company's common stock with a par value of $0.0001 for a price of $0.0001 per share. Concomitant with this issuance, Accelerated Venture Partners, LLC ("Accelerated") tendered 3,5000,000 shares of common stock back to the Company resulting in Accelerated holding title to 1,500,000 shares of common stock of the Company. As a result of these two transactions, both of which were disclosed in the Company's May 4, 2012 Form 8-K/A, the total amount of authorized shares of common stock in the Company is 100,000,000 with 24,850,000 issued and outstanding.

On May 15, 2012, the Company filed its Form 10-Q, and thereafter, P. Desmond Brunton submitted his resignation as President, Treasurer and Secretary. Following the resignation of P. Desmond Brunton, World Venture Group, holding a majority of the common stock, executed a Consent In Lieu of Shareholder Meeting (the "Shareholder Consent") pursuant to Article I, Section 1.11 of the Company's Bylaws, appointed additional directors to the Board of Directors and nominated for appointment new officers of the Company, as set forth in Item 5.02, below.

On May 15, 2012, the Board of Directors executed a Written Consent in Lieu of First Meeting of the Board of Directors of PyroTec, Inc. (the "Board Resolutions") pursuant to Article II, Section 2.8 of the Company's Bylaws taking action at the direction of the mandates in the Consent in Lieu of Shareholder Meeting, as set forth in Item 5.02 below.

On May 15, 2012, the Company executed separate Founder Stock Purchase Agreements with John Burns, Thomas Sykes, Mark Rynearson, Walter Hahne, Glen Mueller and Edward Tiencken (the "Founder Agreements"). Concomitant with execution of the Founder Agreements, the Company accepted Subscription Agreements (the "Subscription Agreements") from those individuals who executed the Founder Agreements resulting in the Company issuing the following shares of common stock per shareholder: John Burns (1,170,000), Thomas Sykes (810,000), Mark Rynearson (540,000), Walter Hahne (300,000), Edward Tiencken (90,000) and Glen Mueller (90,000).

The purchasers under the Subscription Agreements used their respective working capital in acquiring their respective shares of common stock, and none borrowed funds to acquire their respective shares of common stock. As a result of the Company accepting the aforementioned subscriptions, the total common stock issued and outstanding is 27,850,000.

The Company and the directors on the Board of Directors executed Acceptance of Appointment Letters (the "Acceptance of Appointments") and Advisory Board Consulting and Compensation Agreements (the "Advisor Agreements") effective May 15, 2012 setting forth, among other things, acceptance by the individual directors of their respective appointments, terms and conditions of service, and compensation.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

I. The Shareholder Consent

Pursuant to the Shareholder Consent, World Venture, holding a majority of the common stock, accepted the resignation of Patrick Desmond Brunton as President, Chief Executive Officer, Secretary and Treasurer, and in turn, nominated the following officers: (a) John Burns, as President and Chief Executive Officer, (b) Mark Rynearson, as Secretary, and (c) Amy Roy-Haeger, as Treasurer. The Company, through the Shareholder Consent, nominated the following directors to the Board of Directors pursuant to Article II, Section 2.2.1 and Section 2.2.4 of the Company's Bylaws: Jon Dyer (Chairman of the Board), Patrick Desmond Brunton, Amy Roy-Haeger, Mark Rynearson, Jeremy Morgan, Srinath Bramadesam and Matthew Dekutoski.

A. The Board of Directors

(i) Jon Dyer (Chairman of the Board)

Jon comes with thirty years' experience in acquisitions and finance working with fortune 500 companies as well as investing in his own business. He has been responsible for finance, accounting, information systems, human resources, purchasing and the acquisition of real estate for this restaurant operating company of Taco Bell, KFC and Golden Corral stores. This business grew from 26 units to 214 units currently. In 1997, he orchestrated an internal management buyout of the company, which included him and two operations partners. In 2004, Jon was the point person on marketing the company to a private equity partner and took a consulting role in 2006. In 2010, he assisted in selling the company again to another private equity group and completed the transaction in March of 2011. He continues his role as consultant to the management team under the new majority owner. His past experience includes his current position of CFO/Sr. Vice President/Franchisee for K-MAC Enterprises, Inc. / Golden Partners, Inc. since 1987. Prior to that, he was Division Controller for Mid-America Dairymen from 1984-1987, then Assistant Controller Detroit Tool and Engineering Company from 1979-1984, Product Control Manager for Empire Gas Company from 1976-1979. Jon has a BA degree from Drury University, Springfield, Missouri in 1976 and an MBA from Missouri State University, Springfield, Missouri in 1984.

(ii) Amy Roy-Haeger

Amy Roy-Haeger has over thirty years' experience in the field of sales and marketing, primarily in the areas of finance, investments, and mortgage finance and computer science. After graduation with honors in Computer Science in 1984 from Florida Institute of Technology, Amy started working for IBM Corporation as a sales representative where she was awarded the One Hundred Percent Club every year and won the Top Golden Circle Award before leaving in 1989. Ms. Roy-Haeger also obtained her MBA from University of Miami in 1987 while working at IBM Corporation. Ms. Roy-Haeger then helped found and develop a computer sales and consulting company taking a start up to $20 million in sales. She then went into the computer sales and leasing business for several major companies from 1989 to 1993, when she then changed careers. She entered the financial services industry in 1993, where she recruited and trained over 100 agents in the financial services industry. She received many awards for top recruiting, production, and agency building. Amy became the CEO of La Renaissance des Groupement Financiers, Inc. In the past, Ms. Roy-Haeger has concentrated her time and efforts on providing financial, retirement and estate planning advice for individual clients, allied financial institutions, and corporations as well. Ms. Roy-Haeger has been a frequent speaker from 1990 to 2009 educating corporations as well as individuals through seminar based applications on how to better understand the very complex and ever changing world of investing. These seminars focused on the relationship between taxation, asset protection and investment strategies. Since 2009, Ms. Roy-Haeger has worked in the structured finance industry for high net worth clients, private equity, and international project development as a senior Vice President with World Venture Capital, Inc. Amy has also expanded into the commodities business overseeing the trading department of Trinergy Corporation, an energy subsidiary of World Venture Capital, Inc. Ms. Roy-Haeger coordinates the relationships between clients, business alliance partners and product providers within World Venture Capital, Inc. and Trinergy. The focus is on green energy technologies, commodities, and humanitarian projects. Amy has held licenses in the past for securities and mortgages and currently holds a life and health insurance license for estate planning.

(iii) Patrick Desmond Brunton

Mr. Brunton has over 25 years of international banking experience. From 1985 to 2010, he worked at the Caribbean Development Bank (CDB) leaving the bank as the Vice-President, Operations having overall responsibility for the Bank's lending, technical assistance and economic and sector work. Mr. Brunton oversaw an increase in the Bank's lending and technical assistance portfolio by close to US$ 1 billion in 5 years and served as Chairman of the bank's Loans Committee. Mr. Brunton provided leadership in the implementation of structured finance products in; Energy, Infrastructure, Tourism and Agribusiness. He is currently on the Board of Directors of Corporacion Interamericana para al Financiamento de Infrastructura, SA (CIFI) - a private/multilateral bank non-bank financial intermediary established to finance private sector medium-sized infrastructure investments in Latin America and the Caribbean. Mr. Brunton has also coordinated collaboration with the European Investment Bank, the Inter-American Development Bank, the World Bank and United Nations Agencies, such as UNDP, UNECLAC, and FAO. Mr. Brunton has a Diploma in Finance, University of Wales in Bangor, an M.Sc. in Agricultural Development Economics, Australian National University, a Diploma in Management Studies, University of the West Indies, and a B.Sc. Agriculture, University of the West Indies.

(iv) Jeremy N. Morgan

Jeremy is an entrepreneurial business leader with expertise in human capital management, creation of training and development programs, business development, leadership, and operational process design. Experience includes development of subordinates aligned with critical business requirements, P & L responsibility, startup-company formation, human resources functions and sales growth. He has more than twelve years' experience in sale and marketing with significant performance improvement with franchisee businesses. Jeremy led multiple sale teams to unprecedented sales growth for the industry and conducted all of the sales training and lead accounts receivable recovery efforts from 34% over 60 days to 5.55 over 60 days. He is currently working as Owner/Managing Partner for Veritas Placement Group since 2011in Downingtown, Pennsylvania. Prior to that, Jeremy was area Vice President for Swisher International between 2007 and 2010 in Downingtown, Pennsylvania. Other experiences include Advanced Management Partner for Cintas Corporation in Aston, Pennsylvania between 2006and 2007, District Sales Manager for ByTheZip.com Directory, Inc. between 2005 and 2006, Business Manager for The Franchise Company: College Pro Painters US Ltd between 1996 and2005 in Exton, Pennsylvania, Senior General Manager Seattle, Washington and General Manager Buffalo, New York Franchise Owner-Morgan Painting DBA College Pro Painters of Lincoln, Nebraska. Jeremy has a BS degree in Business Administration from University of Nebraska in Lincoln, Nebraska from 1999.

(v) Mark Rynearson

Mark has a diverse forty year manufacturing background in multiple industries for multiple types of companies from privately held, publicly held, private equity, small and large with years of management experience with tier one automotive suppliers providing a clear perspective of a quality driven fast paced environment. With a solid foundation in multi plant operations leadership driving out cost using modern lean and Six Sigma methodology, Mark has launched multiple complex new products in a very detailed and structured approach. With Mark's keen ability to change company cultures by building a highly motivated and skilled management team that is focused on a continuous improvement process (CIP), he has lead and played a significant role in acquisitions, mergers, start-ups, decommissioning, relocations / consolidations of plants or parts of plants some of the product lines were relocated to foreign countries, Mark currently owns his own consulting business R & R Consulting LLC out of Fort Smith, Arkansas and his current assignment is working with a fortune 500 company (Leggett and Platt) analyzing manufacturing processes and implementing cost reductions activities using lean methodologies. Prior to that he was the CEO for McCourt Manufacturing in Fort Smith, Arkansas from 2009 - 2011. Before that he owned his consulting business Manufacturing Integrated Resources LLC in Richmond, Virginia from 2008 - 2009. He partnered with Burns Consulting to industrialize and market approximately $50mm of products to fill underutilized plant capacities and expanding market penetration with patentable products. Prior to that Mark was Vice President Manufacturing for Gehrig-United, Richmond, Virginia from 2006 - 2008. In 2007 he was promoted to Senior Vice President to prepare the company for a buyout, implement long term alliances with strategic suppliers. Prior to Gehrig he worked as a consultant with Quality Vision, Charleston, South Carolina from 2005 - 2006 working with Bosch fuel injection systems division. Before working at Bosch, Mark was Vice President - General Manager for Behr America in Charleston, South Carolina, and was responsible for the plants in Canton, South Dakota and Charleston, Couth Carolina from 2000 - 2004. He served on the Executive Committee responsible for all business decisions of a $0.8 billion truck and automotive Tier 1 manufacturing company with full P & L responsibilities for two manufacturing sites. Prior to that he was Plant Manager for Valeo in Greensburg, Indiana from 1998 - 2000. Before that he was Plant Manager at Hayes Wheels in Sedalia, Missouri from 1996 - 1998. Prior to that he was Assistant Plant Manager (Industrial Engineer, Manufacturing Engineering Manager, Purchasing Manager, Quality Manager, and Operations Manager) for Babson Brothers in Galesville, Wisconsin from 1984 - 1996. Mark has also been a board member for the Association for Manufacturing Excellence. He was the Mayor of the City of Galesville, Wisconsin and has a BS in Industrial Technology from the University of Wisconsin, Platteville with additional MBA credits from Winona State University.

(vi) Matthew Dekutoski

Matthew Dekutoski has over twenty-one years of banking experience; since 2007 Matt has held the position of National Regional Vice President of Crestmark Bank, an FDIC bank providing asset based lending solutions for small to medium sized businesses nationally. Matthew specializes in capital structure analysis, implementation and/or negotiation specific to senior lenders, secured and unsecured creditors to a successful recapitalization of various types of businesses. Prior to his affiliation with Crestmark Bank, Matthew served in corporate officer positions with numerous national banking institutions. 2005 - 2007 with Bayview Financial / Sr. Loan Officer; 2004 - 2005 with Key Bank / Vice President; 2003 - 2004 with Standard Federal Bank / Assistant Vice President; 2002 - 2003 with Capital Access / Senior Vice President; 1997 - 2002 with Private Business Inc. / Business Development Manager; 1995 - 1997 with BENEFITS+PPA / Benefits Consultant Specialist; 1990 - 1995 with COMERICA / Branch Manager. Matthew received his Bachelor of Liberal Arts from Albion College in 1990, and his Masters of Business Administration from Wayne State University in Detroit, Michigan in 2008. Matthew became a Certified Field Examiner through the Commercial Factors Association in 2009.

(vii) Srinath Bramadesam

Sri Bramadesam has over twenty years of experience operating several businesses in diverse industries including automotive manufacturing, healthcare and product development companies. Since 2007, Sri has been instrumental in establishing Autoline Industries US operations by facilitating the acquisitions of two troubled auto suppliers and is now responsible for its strategic growth and operations. Additionally, since 2004 he has been an operating member of the board at DEP - a product development company located in several centers globally. Prior to DEP, from 2000 - 2004, Sri held several positions at Textron including Executive Director responsible for Engineering, Sales and Program Management and Operations Manager. During his 4 year tenure at Kautex, Sri was responsible for managing a $200M portfolio. Prior to Textron, Sri spent 10 years (1990 - 2000) at Ford Motor Company/Visteon Automotive Systems. During this time, Sri started as a Product Design Engineer responsible for Exterior Systems, and then transitioned into several roles including manufacturing engineering, launch of several car programs etc. Sri has invested in over five startup companies in the last four years in the areas of renewable energy, manufacturing, financial services and healthcare. Sri has a Bachelors of Science degree in mechanical engineering (1988) and in Industrial & Manufacturing engineering from the University of Toledo (1990). He also has an Executive Masters of Business Administration from The Ohio State University (2003).

B. The Officers

(i) John Burns - President and Chief Executive Officer

John Burns has over fifteen years of experience serving as COO and CFO, primarily in middle market private equity companies, with both domestic and global accounting experience in Fortune 500 companies. John has proven his ability to perform in stressful situations, overseeing business valuations, acquisitions, divestitures, and raising capital and business / product development. Since 2007 John has operated a successful consulting business providing his services to private equity companies as COO/CFO or a combination of both. John has worked as COO and CFO with RehrigUnited of Richmond, Virginia, where he implemented a turnaround strategy and restructure for the manufacturing operation with the elimination of 77% of outstanding payables. Previously he was CFO and New Business Program Manager for Felters Group, a private equity owned company in Roebuck, South Carolina from 1996 to 2007. There he successfully developed and implemented a reengineering plan to increase sales by 27% and gross margin dollars by 21% in one year. Previously he developed and implemented a strategy that increased EBITDA by $3.6MM (200% of prior year's base). Prior to Felters, John worked as a Controller for Guilford Mills, a Fortune 500 company, located in Greensboro, North Carolina from 1995 to 1996. Prior to Guilford Mills, he worked at Fiberweb, located in Simpsonville, South Carolina (formerly James River Nonwovens Division) from 1987 to 1995. He was the Business Unit Controller for their international Hygiene business which represented 89% of the company with operations reporting to him in the United States, Europe, South America, and Asia. Before transferring to Greenville, John worked as a Financial Projects Consultant integrating acquisitions for James River Corporation, a Fortune 100 firm. While there he won their The Silver Key award given annually to the top ten employees in the company. He began his career at Sonoco Products Company a Fortune 300 firm located in Hartsville, South Carolina. He worked there from 1983 to 1986 going through their management training program and implementing their first computerized budget, scheduling, and costing systems. Education: Marquette University, Milwaukee, WI - B.S. in Business Administration 1982, MBA 1983.

(ii) Mark Rynearson - Secretary (see Section I(a)(v), above)

(iii) Amy Roy-Haeger - Treasurer (see Section I(a)(ii), above)

ITEM 9.01. EXHIBITS

Number Description

10.1 May 15, 2012 Consent In Lieu of Shareholder Meeting

10.2 May 15, 2012 Written Consent in Lieu of First Meeting of the Board of Directors of PyroTec

10.3 May 15, 2012 Resignation of P. Desmond Brunton as President, Secretary and Treasurer

10.4 May 15, 2012 Founder Stock Purchase Agreement between PyroTec and John Burns

10.5 May 15, 2012 Founder Stock Purchase Agreement between PyroTec and Thomas Sykes

10.6 May 15, 2012 Founder Stock Purchase Agreement between PyroTec and Mark Rynearson

10.7 May 15, 2012 Founder Stock Purchase Agreement between PyroTec and Walter Hahne

10.8 May 15, 2012 Founder Stock Purchase Agreement between PyroTec and Glen Mueller

10.9 May 15, 2012 Founder Stock Purchase Agreement between PyroTec and Edward Tienken

10.9 May 15, 2012 Subscription Agreement between PyroTec and John Burns for 1,170,000 shares of common stock

10.10 May 15, 2012 Subscription Agreement between PyroTec and Thomas Sykes for 810,000 shares of common stock

10.11 May 15, 2012 Subscription Agreement between PyroTec and Mark Rynearson for 540,000 shares of common stock

10.12 May 15, 2012 Subscription Agreement between PyroTec and Walter Hahne for 300,000 shares of common stock

10.13 May 15, 2012 Subscription Agreement between PyroTec and Edward Tiencken for 90,000 shares of common stock

10.14 May 15, 2012 Subscription Agreement between PyroTec and Glen Mueller for 90,000 shares of common stock

10.15 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Jon Dyer

10.16 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Amy Roy-Haeger

10.17 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Patrick Desmond Brunton

10.18 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Mark Rynearson

10.19 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Jeremy Morgan

10.20 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Matthew Dekutoski

10.21 May 15, 2012 Acceptance of Appointment Letter between PyroTec and Srinath Bramadesam

10.22 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Jon Dyer

10.23 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Amy Roy-Haeger

10.24 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Patrick Desmond Brunton

10.25 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Mark Rynearson

10.26 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Jeremy Morgan

10.27 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Matthew Dekutoski

10.28 May 15, 2012 Advisory Board Consulting and Compensation Agreement between PyroTec and Srinath Bramadesam

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012

PYROTEC, INC.

/s/John Burns
John Burns
President